DEPOSIT PLEDGE AGREEMENT



                          Dated as of February 29, 1996



                                     between



                       OLD DOMINION ELECTRIC COOPERATIVE,
                                   as Pledgor



                                       and



                      STATE STREET BANK AND TRUST COMPANY,
                       not in its individual capacity, but
                       solely as Owner Trustee, as Pledgee



                        CLOVER UNIT 1 GENERATING FACILITY
                                       AND
                                COMMON FACILITIES

                            DEPOSIT PLEDGE AGREEMENT

                  This DEPOSIT PLEDGE AGREEMENT, dated as of February 29, 1996 (this "Agreement"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative, organized under the laws of the Commonwealth of Virginia, as pledgor (the "Pledgor"), and STATE STREET BANK AND TRUST COMPANY, a state-chartered trust Company organized and existing under the laws of the Commonwealth of Massachusetts not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, as pledgee (the "Pledgee").

                  WHEREAS, the Pledgor, the Pledgee, First Union National Bank of Florida and Utrecht-America Finance Co., have entered into a Participation Agreement dated as of February 29, 1996 (the "Participation Agreement");

                  WHEREAS, the Pledgor, as lessee, and the Pledgee, as lessor have entered into the Equipment Operating Lease and the Foundation Operating Lease; and

                  WHEREAS, the Pledgor has deposited the Deposit with Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch (the "Issuer"), pursuant to the Deposit Agreement, dated as of February 29, 1996 (the "Deposit Agreement"), which Deposit is evidenced by the Certificate of Deposit and which Deposit the Pledgor is willing to pledge to the Pledgee to secure its obligations under the Equipment Operating Lease and the Foundation Operating Lease.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


SECTION 1.        DEFINED TERMS.

         Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement. All references to sections herein are to sections of this Agreement unless otherwise indicated and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision.


SECTION 2.        PLEDGE.

         SECTION 2.1 PLEDGE OF DEPOSIT AND DEPOSIT AGREEMENT. To secure the Secured Claims (defined below), the Pledgor hereby transfers, assigns and pledges to the Pledgee for its benefit all of the Pledgor's right, title and interest in the Deposit (including the Certificate of Deposit) and the Deposit Agreement, including, without limitation, the right of the Depositor to receive all amounts payable under the Deposit Agreement, to give or receive any notice, warrant, waiver or approval or take any other action under the Deposit Agreement (the



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"Pledged Collateral").  The Pledged Collateral will also include the Certificate of Deposit and any other instruments or certificates evidencing the Deposit and all interest, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for, any or all of the Deposit and all proceeds of the Deposit. The Pledgee acknowledges receipt of the Deposit and the Certificate of Deposit in accordance with this Agreement and agrees to hold such Deposit and the Certificate of Deposit in accordance with the terms of this Agreement.


SECTION 3.        NETHERLANDS LAW.

         To the extent that a court would hold that Netherlands law is applicable to the assignment, transfer or pledge of the Pledged Collateral or to the creation of another security right in the Pledged Collateral and that such assignment, transfer, and pledge or other security right is invalid and/or unenforceable in The Netherlands, the Pledgor hereby creates a right of pledge ("vestigt een pandrecht") in favor of Pledgee, pursuant to articles 3:94, paragraph 1 and 3:236, paragraph 2, Netherlands Civil Code on the rights of Pledgor against the Issuer, as such rights may exist or come to exist hereafter against the Issuer pursuant to or under the Pledged Collateral as security for the Secured Claims, which right of pledge the Pledgee hereby accepts.

         In accordance with article 3:242, Netherlands Civil Code, the Pledgee is hereby irrevocably authorized to repledge ("herverpanden") the Pledged Collateral in favor of the Agent, acting on behalf of and for the benefit of itself and the Lenders, to secure the Pledgee's obligations to the Agent and the Lenders mentioned in the Granting Clause of the Loan Agreement.

SECTION 4.        SECURED CLAIMS.

         The purpose of this pledge is to secure the Pledgor's obligation (whether now or hereafter existing) under the Equipment Operating Lease and the Foundation Operating Lease to pay Basic Rent, Foundation Basic Rent, the Purchase Option Price, the Foundation Purchase Option Price, Walk Away Payment and Foundation Walk Away Payment, Termination Value, and amounts defined by reference to Termination Value under the Equipment Operating Lease and Foundation Operating Lease. All of the foregoing obligations shall be referred to as "Secured Claims."

         Without limiting the generality of the foregoing, this Agreement secures the payment of all amount that constitute part of the Secured Claims and would be payable to the Pledgee under the Equipment Operating Lease and the Foundation Operating Lease but for the fact that they are unenforceable or not allowable due to (a) the existence of a bankruptcy, insolvency, reorganization, arrangement or moratorium involving the Pledgor or (b) other laws relating to or effecting the enforcement of creditors' rights generally against the Pledgor.

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SECTION 5           REMEDIES

         SECTION 5.1 RIGHTS OF THE PLEDGEE. Upon the happening and during the occurrence of any Event of Default under the Equipment Operating Lease or the Foundation Operating Lease, the Pledgee may (in addition to any other actions permitted under the other Operative Documents or by statute or at law or in equity) exercise any rights or remedies granted hereunder. The Pledgee may enforce the right of pledge created hereby to the fullest extent possible in accordance with, and shall be entitled to all rights, remedies and benefits afforded to pledgees under, the laws of the State of New York.

         SECTION 5.2 FILINGS. The Pledgor agrees that it shall, at its own expense, execute and deliver all financing statements necessary to perfect the Pledgee's and any assignee's interest in the Pledged Collateral or any assignment or other document reasonably requested by the Pledgee or the Agent to perfect, protect, enforce, or otherwise give effect to the Pledgee's rights and remedies hereunder.

         SECTION 5.3 ATTORNEY-IN-FACT. If the Pledgor is unable or unwilling to sign such assignments, financing statements or other documents and to file financing statements or other public notices or recording with the appropriate authorities, as and when reasonably requested by counsel to the Pledgee, the Pledgor hereby authorizes the Pledgee to sign as the Pledgor's true and lawful agent and attorney-in-fact any such assignments, financing statement or other documents and to make any such filings.

         SECTION 5.4 THE PLEDGEE'S DUTIES. The powers conferred on the Pledgee hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of the Pledged Collateral (including the Certificate of Deposit) in its possession and the accounting for monies actually received by it hereunder, the Pledgee shall have no duty as to the Pledged Collateral or other matters relative to the Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Pledged Collateral; PROVIDED, HOWEVER, that, if delivery or presentment of the Pledged Collateral to any other Person is required in connection with any distribution in respect of the Pledged Collateral, the Pledgee shall, at the Pledgor's expense, cooperate to effect such delivery. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Pledgee accords similar property.


SECTION 6.        RELEASE OF PLEDGED COLLATERAL; DISCHARGE.

         SECTION 6.1 RELEASE OF PLEDGED COLLATERAL. Provided no Payment Default or Event of Default under the Equipment Operating Lease or the Foundation Operating Lease shall have occurred and be continuing, the Pledgee agrees that, subject to the provisions of Section 2.4 of the Deposit Agreement, the Pledgor shall be entitled to receive (a) all amounts of interest payable by the Issuer of the Deposit pursuant to Section 2.2 of the Deposit Agreement on the





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dates and in the  amounts  paid under the  Deposit  Agreement,  (b) all  amounts payable by the Issuer in respect of a prepayment of the Deposit in consequence of a termination of the Equipment Operating Lease and the Foundation Operating Lease pursuant to Section 10, 13, 14, 15, 17 or 18 of each thereof, PROVIDED that the Pledgor shall have discharged all of its obligations under such Sections of the Equipment Operating Lease and the Foundation Operating Lease to pay all amounts of Termination Value or amounts defined by reference thereto thereunder, and (c) all amounts payable by the Issuer in respect of any other repayment of the Deposit pursuant to the Deposit Agreement, PROVIDED that the Pledgor shall have discharged all of its obligations under the Operative Documents in respect of such prepayment.

         Section 6.2 DISCHARGE. The Pledgee agrees that when the Secured Claims shall have been fully paid and discharged, the Pledgee, at the written request and cost of the Pledgor, shall immediately confirm the release of the Pledged Collateral of any pledge, Lien and security interest created pursuant to this Agreement and of all claims that the Pledgee may have hereunder.


SECTION 7.        REPRESENTATIONS AND WARRANTIES.

         SECTION 7.1 HOLDER. The Pledgor represents and warrants that it is the legal and beneficial owner of the Deposit (including the Certificate of Deposit) and that the Deposit (including the Certificate of Deposit) is not subject to any pledge, lien or security interest or any other right of any third party, except as provided by the Operative Documents.

         SECTION 7.2 RIGHTS IN THE DEPOSIT. The Pledgor represents and warrants that assuming that the Issuer maintains possession control over the Deposit, the pledge of the Deposit under this Agreement vest in the Pledgee a valid pledge of in the Deposit as contemplated by this Agreement.


SECTION 8.        COVENANT OF THE PLEDGOR.

         The Pledgor shall not, without the prior written consent of the Pledgee
(a) sell, assign, pledge, or otherwise dispose of, or grant any option with respect to, the Deposit (including the Certificate of Deposit) or (b) create or permit any Lien upon or with respect to the Deposit (including the Certificate of Deposit) or any other Pledged Collateral, except for the pledge created hereby.


SECTION 9.        MISCELLANEOUS.

         SECTION 9.1. AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the party against whom enforcement of such change is





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sought.

         SECTION 9.2. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to the Pledgor:

         Old Dominion Electric Cooperative
         4201 Dominion Boulevard
         Glen Allen, Virginia 23060

         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:  Vice President of Accounting and Finance


If to the Pledgee:

         State Street Bank and Trust Company
         Two International Place
         Fourth Floor
         Boston, Massachusetts  02110

         Facsimile No.: (617) 664-5371
         Telephone No.: (617) 664-5610
         Attention:  Manager - Corporate Trust

with a copy to the Agent:

         Utrecht-America Finance Co.
         245 Park Avenue
         New York, New York  10167

         Facsimile No.:  (212) 922-0969
         Telephone No.:  (212)
         Attention:  Corporate Finance Department





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         SECTION 9.3. SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of either such party under this Agreement shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

         SECTION 9.4. SUCCESSORS AND ASSIGNS. (a) This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Each time a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement and Section 5.5 of the Participation Agreement, such successor Owner Trustee shall, without further act, succeed to all rights, duties, immunities and obligations of the predecessor Owner Trustee hereunder, and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder, all without the necessity of any consent or approval by the Pledgor and without in any way altering the terms of this Agreement or the rights or obligations of the Pledgee hereunder. The Pledgor shall, at its expense (except as otherwise provided in Section 5.5 of the Participation Agreement), upon receipt of written notice of the appointment of a successor Owner Trustee under the Trust Agreement, promptly make such modifications and changes to reflect such appointment as shall be reasonably requested by such successor Owner Trustee in any instruments relating to this Agreement, all in form and substance reasonably satisfactory to such successor Owner Trustee.

                  (b) Except as expressly provided herein or in any other Operative Document, the Pledgor may not assign its interests herein without the consent of the Pledgee. Except as expressly provided in the Operative Documents, the Pledgee may not assign its interests herein during the Term of the Equipment Operating Lease without the consent of the Pledgor.

         SECTION 9.5. BUSINESS DAY. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         SECTION 9.6. GOVERNING LAW. THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 9.7. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such





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provision shall be ineffective to the extent of such  prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 9.8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

         SECTION 9.9. HEADINGS. The headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 9.10. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.

         SECTION 9.11. LIMITATIONS OF LIABILITY. It is expressly understood and agreed by and between the Pledgor and the Pledgee and their respective successors and permitted assigns, that all representations, warranties and undertakings of the Pledgee hereunder shall be binding upon the Pledgee only in its capacity as Owner Trustee under the Trust Agreement, and neither the Pledgee in its individual capacity nor any past, present or future Affiliate, partner, officer, director, owner, shareholder, agent or employee of it or in any thereof or of any partner thereof or their legal representatives, successors or assigns shall be liable for any breach thereof; and all Persons having any claim against the Pledgee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

         SECTION 9.12. EFFECTIVENESS OF AGREEMENT. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall be effective on the date of execution and delivery by each of the Pledgee and the Pledgor.







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                  IN WITNESS  WHEREOF,  the Pledgor and the Pledgee  have caused this Deposit Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized.


                                     OLD DOMINION ELECTRIC COOPERATIVE,
                                        as Pledgor



                                     By:/s/ DANIEL M. WALKER
                                        -----------------------------------
                                         Daniel M. Walker
                                         Vice President of Accounting
                                           and Finance
                                         Date: March 1, 1996


                                     STATE STREET BANK AND TRUST
                                     COMPANY,    not    in   its
                                     individual  capacity,   but
                                     solely  as  Owner   Trustee
                                     under the Trust Agreement,
                                       as Pledgee



                                     By:/s/ E. DECKER ADAMS
                                        -----------------------------------
                                         E. Decker Adams
                                         Vice President
                                         Date: March 1, 1996

Acknowledged by:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK NEDERLAND", NEW YORK BRANCH



By:/s/ CHRIS G. KORTLANDT           /s/ J.W. DEN BAAS
   ----------------------------     ------------------------
         Name:                      Name: J.W. Den Baas
         Title: Vice President      Title: Managing Director
         Date: March 1, 1996        Date: March 1, 1996